EXHIBIT 3.1

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            DEAN HELLER                                                       Entity #
STATE       Secretary of State                                                E0139692006-7
SEAL        206 North Carson Street                                           Document Number:
OMITTED     Carson City, Nevada  89701-4299                                   00000663394-91
            (775) 684-5708                                                    Date Filed:
            Website:  secretaryofstate.biz                                    2/27/2006 1:00:26 PM
                                                                              In the Office of


                                                                              Dean Heller
                                                                              Secretary of State
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              Articles Of Organization
             Limited-Liability Company
                (PURSUANT TO NRS 86)
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                                                                                                  ABOVE SPACE IS FOR OFFICE USE ONLY

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1. Name of                  WDS Receivables LLC                                                            Check box if a Series
   Limited-Liability                                                                                         Limited-Liability
   Company                                                                                                        Company
                                                                                                                     |_|
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2. Resident Agent Name      The Corporation Trust Company of Nevada
   and Street Address:      Name
   (must be a Nevada
   address where process    .................................................... ..........................             ............
   may be served)           6100 Neil Road, Suite 500                            Reno                       NEVADA      89511

                            Physical Street Address                              City                                    Zip Code
                            .................................................... .......................... ..........  ............

                            Additional Mailing Address                           City                         State      Zip Code

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3. Dissolution Date:        Latest date upon which the company is to dissolve (if existence is not
   (OPTIONAL-see            perpetual):
   instructions)
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4  Management:              Company shall be managed by       |X| Managers         OR       |_| Members
   (check one)
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5. Names, Addresses of      J. Keith Palmer
   Manager(s) or Members:   Name
   (attach additional
   pages as necessary)      23 Pasteur                                          Irvine                     CA          92618

                            Address                                             City                         State      Zip Code

                            Sue Tyner

                            Name

                            23 Pasteur                                          Irvine                     CA          92618

                            Address                                             City                         State      Zip Code

                            Andy Zimmerman

                            Name

                            Mission Industries, 1 West Mayflower Avenue         North Las Vegas            NV          89030

                            Address                                             City                         State      Zip Code
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6  Names, Addresses and     Teresa Ovies
   Signatures of            Name                                                Signature
   Organizers
   (if more than one        50 W. Liberty, Suite 1100                           Reno                       NV          89501
   organizer attach
   additional page)         Address                                             City                         State      Zip Code
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7. Certificate of           I hereby accept appointment as Resident Agent for the above named limited-liability company.
   Acceptance of            SEE ATTACHED
   Appointment of
   Resident Agent:          Authorized Signature of R.A. or On Behalf of R.A. Company                        Date
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                                         This form must be accompanied by appropriate fees.

                                                                                        Nevada Secretary of State Form LLC ARTS 2005
                                                                                                                 Revised on 12/19/05
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